UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended.

Date of Report (Date of earliest event reported): November 4, 2004

HARTVILLE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-82786	94-3360099
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1597 North Main Street, North Canton, Ohio	44720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 305-1352

(Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas, Attorney at Law

1224 Washington Avenue

Miami Beach, Florida 33139

Telephone: 305.531.1174

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On November 4, 2004, the Company announced that it had reached an agreement which allows the Company to market its new pet health insurance brand, Healthy Bark & Purr, to PetMed Express customers. Founded in 1996, PetMed Express, Inc. (Nasdaq:PETS) d/b/a 1-800-PetMeds, is a pet pharmacy, delivering prescription and non-prescription pet medications and health and nutritional supplements for dogs and cats direct to the consumer through its 1-800-PetMeds toll free number and on the Internet through its website at www.1800PetMeds.com.

The Company’s press release with respect to PetMed Express is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release of Hartville Group, Inc., dated November 4, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2004	Hartville Group, Inc.
(Registrant)

/s/ W. Russell Smith III
W. Russell Smith III, President

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Hartville Group, Inc., dated November 4, 2004